SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 1, 2003

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                 02-020992                04-2842217
           --------                 ---------                ----------
  (State or other jurisdiction     (Commission              (IRS Employer
      of Incorporation)            File number)          Identification No.)


           1700 Westlake Ave N. #500
              Seattle, Washington                 98109-3044
              -------------------                 ----------
             (Address of principal                (Zip Code)
              executive offices)


                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code


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Item  5.  Other  Events
-----------------------

     On July 2, 2003, Insightful Corporation, a Delaware corporation, issued a press release. The press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

(c)  Exhibits
-------------

Exhibit No.    Exhibit

99.1           Press Release dated July 2, 2003.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INSIGHTFUL  CORPORATION




July 2, 2003                            By: /s/ Shawn F. Javid
                                            ----------------------
                                        Shawn F. Javid
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Exhibit

99.1           Press Release dated July 2, 2003.




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